SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

-----------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                               April 1, 2008

NeoTactix Corporation
-----------------------------------------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

 Nevada                                                  0-33109                                                     81-0444479
------------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission                                             (IRS Employer
of Incorporation)                              File Number)                                          Identification No.)

18101 Von Karman Ave, Suite 330, CA                                                                    92612
------------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                              (Zip Code)

Registrant's telephone number, including area code:             (888) 798-9100
------------------------------------------------------------------------------------------------ -----------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b)).

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
         240.13e-4(c)).

ITEM 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

a)	As part of its Anti-Spam Initiative, the Securities and Exchange Commission sent a notice to the registrant that a temporary suspension will be enforced. The issue being looked into concerns:

(i)
The adequacy and accuracy of publicly disseminated information concerning among other things: 1) the companies’ financial condition, 2)  the companies’ management, 3)  the companies’ business operations and/or 4)  stock promoting activity,

(ii)
During the investigation, the trading etc…, pursuant to Section 12(k) of the Securities Exchange Act of 1934, the trading of securities is suspended for the period from 9:30 a.m. EDT, on March 20, 2008, through 11:59 p.m. EDT, on April 3, 2008.

ITEM 9.01.       EXHIBITS
(a)	Order of Suspension of Trading March 20, 2008 File No. 500-1
(b)	SEC Publication Release No. 57533

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ George LeFevre                                                  Chief Financial Officer                                                       April 1, 2008
     George LeFevre

EXHIBIT INDEX

                                             Exhibit Number                                                                                                                                                                 Page

                                                     16.1                                           Order of Suspension of Trading File No. 500-1                                                    3

                                                     16.2                                           SEC Release No. 57533                                                                                             4